MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     28-Mar-97
Reporting Month:  February

                   Class
                   Interest     Beginning         Interest      Interest      Principal    Total         Applied Ending
Class              Rate         Balance           Accrual       Payment       Payment      Distribution  Losses  Balance
Merit4 A1           5.875000%   $184,968,023.80   $905,572.62   $905,572.62  $4,487,541.00 $5,393,113.62 $0.00   $180,480,482.80
Merit4 A2          15.000000%    $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50 $0.00    $42,573,000.00

                                $227,541,023.80 $1,437,735.12 $1,437,735.12  $4,487,541.00 $5,925,276.12 $0.00   $223,053,482.80


Class      CUSIP     Priority     Principal Type Interest Type
Merit4 A1  589962AJ8 Senior       Sequential     Floater
Merit4 A2  589962AK5 Senior       Sequential     Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-Mar-97
Reporting Month:  February


                                                                       Interest    Interest    Principal
          Original        Original  Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%    $1,000.00    28-Feb-97  2.77001291  2.77001291 13.72672510 $180,480,482.80 0.55206314
Merit4 A2  $42,573,000.00 11.00%    $1,000.00    28-Feb-97 12.5000000  12.50000000  0.00000000  $42,573,000.00 1.00000000

          $369,493,000.00                                                                      $223,053,482.80


MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4
Payment Date:   28-Mar-97
Report Date:    February

Collateral Proceeds Account


Beginning Balance                                           $0.00

Deposits                                                              Withdrawals

Interest Net of Servicing Fee                       $1,722,551.63     Interest Payments                $1,437,735.12
Principal                                           $4,487,541.00     Principal Payments               $4,487,541.00
Deposits From Discount Principle Reserve Fund          $46,307.01     Surplus                            $251,358.49
Other Deposits                                              $0.00     FSA Fee                             $33,458.02
                                                                      Discount Principal Reserve          $46,307.01

Total Deposit                                       $6,256,399.64     Total Withdrawals                $6,256,399.64

                                                                      Ending Balance                           $0.00

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Mar-97
Reporting Month       February

Reserve Funds and Subordination




                          Initial Coverage     Beginning Coverage   Adjustments Losses(1)   Insured Balance Ending  Balance
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.63% $16,154,152.36 $0.00       $325,966.69 $239,001,602.51 6.67% $15,948,119.05


                                                       Beginning        Current                            Ending
                                                       Balance          Deposits    Withdrawal for Losses  DPR Balance
Discount Principal Reserve Account                     $0.00            $46,307.01  $46,307.01             $0.00
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending  Balance
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 33.58% $2,987,981.88 $0.00       $0.00  $8,761,651.39   34.10% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                           $251,358.49

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                63          $9,770,329             4.09%
60+ Days                28          $4,695,919             1.96%
90+ Days                51          $9,314,878             3.90%
Foreclosure             35          $6,904,507             2.89%
REO                     21          $4,925,662             2.06%

Totals                 198         $35,611,295            14.90%


Advances on Delinquencies                                      $303,619.53
Non-Recoverable Advances on Delinquencies                            $0.00

1. Adjustment and Losses are first charged/credited to Discount Principal Reserve, second to interest from the Overcollateralization amount, and third to Pool Overcollateralization, if Discount Principle would otherwise be less than $0.00